                                     ALLONGE
                                       TO
                             SECURED PROMISSORY NOTE


         Pay to the order of Onlinefilmsales.com, LLC, a Delaware limited liability company. This Allonge is part of that certain Secured Promissory Note, dated November 12, 1999, in the original principal amount of Two Million Twenty-Five Thousand Dollars ($2,025,000), made by MediaChase Ltd., a Delaware corporation, to the order of InternetStudios.com, Inc., a Nevada corporation, to which this Allonge is attached.

         Dated:  March 28, 2000

                                INTERNETSTUDIOS.COM, INC., a Nevada corporation



                                By:____________________________________
                                   Name:
                                   Title:

                                     ALLONGE
                                       TO
                             SECURED PROMISSORY NOTE

         Pay to the order of ReporterTV.com, LLC, a Delaware limited liability company. This Allonge is part of that certain Secured Promissory Note, dated November 12, 1999, in the original principal amount of Two Million Twenty-Five Thousand Dollars ($2,025,000), made by MediaChase Ltd., a Delaware corporation, to the order of Onlinefilmsales.com, LLC, a Delaware limited liability company (as successor-in-interest to InternetStudios.com, Inc.), to which this Allonge is attached.

         Dated:  March 28, 2000

                                       Onlinefilmsales.com, Inc., a Delaware
                                       limited liability company

                                       By: InternetStudios.com., Inc., a
                                           Nevada corporation
                                           Its:  Manager


                                           By:_______________________________
                                              Name:
                                              Title: